Lincoln National Income Fund, Inc.
1996 Annual Report

Table of Contents                                               Page
Manager Profile  .........................................         2

Investment Policies & Objectives  ........................         2

President's Letter  ......................................         3

Portfolio Manager's Discussion ...........................         4

Asset Classification  ....................................         5

Distribution By Quality ..................................         5

Portfolio Performance   ..................................         5

Annual Performance of the Fund vs. Indices ...............         6

Total Fund Investments  ..................................         6

Dividend History  ........................................         6

Tax Information    ......................................          7

Shareholder Meeting Results ..............................         7

FINANCIAL STATEMENTS:

     Financial Highlights  ...............................         8

     Statement of Net Assets .............................        10

     Statements of Operations ............................        20

     Statements of Changes in Net Assets .................        21

     Statements of Cash Flows  ...........................        22

     Portfolio of Investments by Industry Classification .        23

     Notes to Financial Statements  ......................        25

Report of Independent Accountants   ......................        29

Common Stock Market Prices & Net Asset Value History .....        30

Directors & Officers of the Fund  ........................        31

Corporate Information  ...................................        32


Manager Profile

Throughout it's history, your Fund has been managed by investment affiliates of Lincoln National Corporation. Today, Lincoln
Investment Management, Inc. (LIM)brings to the Fund the skills and expertise that it has developed through management of client assets for Lincoln National Corporation, as well as pension plans, foundations, endowments, and other clients.

LIM invests in nearly all domestic capital markets and has developed an increasing international investment presence. LIM currently has approximately $35 billion in assets under management,and over the past year, total investment transactions were approximately $100 billion. The amount and breadth of this investment expertise and activity allows LIM to deliver substantial value to the investment process.

LIM also believes in the need for consistency in investment strategy and the personnel involved in implementing those strategies. We are pleased to say that the individuals involved with your Fund over the past 16 years are still with Lincoln today and have senior positions affecting the investment results of the Fund.

In February of 1995, David C. Fischer assumed the portfolio management role for the Lincoln National Income Fund, Inc. Mr. Fischer, who joined LIM in 1988, has extensive experience in the investment industry. Mr. Fischer earned his MBA from Indiana University in 1986 and is a Certified Public Accountant (CPA) and Chartered Financial Analyst (CFA).



Investment Policies & Objectives

The Fund's primary investment objective is to provide a high level of current income from interest on fixed-income securities. A secondary objective is to obtain long-term capital appreciation. Substantially all of the Fund's net investment income will be distributed through regular dividends to shareholders. Net realized gains, if any will be distributed annually in cash, provided the Fund does not have a capital loss carryforward.

The investment portfolio will have a significant component of direct placement investments in fixed-income securities. Some of these may have equity participation rights either through warrants or convertible features. The Fund also will invest in publicly traded fixed-income securities and high-yield equity securities.

The Fund may borrow to purchase securities in an amount not exceeding 20 percent of net assets. The Fund also may invest in non-dollar denominated securities, however, as of December 31, 1996, has chosen not to do so.

President's Letter

January 29, 1997


Dear Shareholders:


Lincoln National Income Fund had attractive performance compared to the Lehman Corporate Index in 1996, with a net asset value (NAV) total return of 5.36 percent, more than 2 percent over the Lehman benchmark.

As a result, we were pleased to continue to pay a very attractive dividend in 1996. On December 18, 1996, the Board of Directors declared a regular quarterly income dividend of $.28 a share, an extra income dividend of $.09 and a capital gains dividend of $.25, bringing the total payout for the year to $ 1.46 per share.

Overall, bond investors were disappointed in 1996, given the expectation the Federal Reserve Board (Fed) would ease interest rates at the beginning of the year. The Fed did ease modestly once in late January, but much less than the bond market expected. It did not need to ease more since the economy proved stronger than the consensus forecast in the first part of the year. The inflation-loathing bond market doesn't believe growth can occur without inflation. As a result, investors sold at the first sign the economy was, in fact, fairly robust. The start of 1996 looked very reminiscent to the bond market debacle that occured in 1994.

Economic activity moderated in the second half of 1996 and bonds recouped some of their earlier losses. For the year, the Lehman Corporate index had a total return of 3.28 percent (price return of approximately -4.0 percent and income return of about 7.3 percent). The Lincoln National Income Fund's annualized NAV return over five years is 8.99 percent, which ranks us sixth of 32 in our Morningstar peer group.

Our outlook for 1997 is for Gross Domestic Product growth of between
1.5 and 3.0 percent with only a slight chance of recession. Inflation should not exceed the 1996 high of 3.2 percent and will stay in a range of 2.0 to 3.25 percent. Given the benign inflation outlook, we believe long Treasury rates will be in a narrow range between 6.25 and 7.00 percent.

The Fund has 13 percent of assets in less-than-investment grade bonds and 17 percent of assets in private placements. We don't expect much change in these levels during 1997. We are at modest sector overweights in banking, airlines, and cable & media. The Fund, factoring in the leverage, has a duration of 6.8 years, slightly longer than the bond market average. We continue to believe the Fund remains an excellent investment for income-oriented investors. Our goal is to continue to generate sufficient returns to maintain dividends at high levels.


Sincerely,

/s/ H. Thomas McMeekin

H. Thomas McMeekin
President

Portfolio Manager's Discussion


The bond market suffered through a significant sell-off during the first half of 1996 with interest rates on long Treasuries rising 120 basis points. The market meandered until the election, and then, in a sigh of relief, rallied nicely to recoup about half of their year-to-date price losses. Given this environment, we were pleased that the Fund had a net asset value (NAV) total return of 5.36%. Steps we have taken over the last two years to shorten the average maturity and duration of the Fund have enabled the Fund to post better total returns in bond bear markets.

In our Morningstar peer group, we finished in the middle of the pack for 1996 return, ranking 15th of 32 funds in the general closed-end fund category. This is significant progress from the fourth quartile performance of 1994, the previous year of a bond bear market. Our goal, however, is to be near the top of our peer group in the longer comparison periods. We have achieved this goal by ranking sixth in this peer group over the last five years.

In 1995, the market theme was "soft landing." In 1996, it was "Goldilocks," meaning "not too hot, not too cold." Translated, this economic nirvana occurs when growth is strong enough to keep corporate profits rising but not so fast that the Federal Reserve Board (FED) tightens monetary policy. Although the bond market fared "too hot" early in the year, "Goldilocks" ultimately prevailed and the equity markets were especially appreciative.

Our 1997 outlook for economic growth calls for continued "not too hot, not too cold," but we remain alert for abrupt changes in business conditions. We know that this economic expansion, albeit not especially robust, has now gone on for six years. We plan to get out in front of any recessionary expectations. If we see an economic deterioration, we will move to reduce holdings of bonds of BBB-rated cyclicals and our 13 percent stake in less-than-investment grade bonds. However, the economy looks good for now, and we consider a 1997 recession unlikely.

We expect continued low and stable inflation in 1997, leading to interest rates in a fairly narrow range. We don't want to be too complacent with this view, however, since our experience as manager of a levered bond fund makes us well aware of the risks of a sudden increase in forecasted inflation. As we have over the last two years, we will continue to reduce the interest rate risk of the Fund by aggressively searching for short maturity, but high-yielding securities.

Asset Classification
As of December 31, 1996 (Dollars in Millions)

[Pie Chart]

Public Debt                              73.26%   $96.7
Government/Gov't Agency                   6.00%    $7.9
Direct Placements                        17.24%   $22.8
Equities/Partnerships                     1.39%    $1.9
Short-Term Investments                    3.48%    $4.6
Other Liabilities                        -1.37%   ($1.8)


Distribution By Quality
As of December 31, 1996  (Dollars in Millions)

[Bar Graph]

AAA                      7.72%   $10.2
AA                       2.45%    $3.2
A                       23.71%   $31.3
BBB                     32.47%   $42.9
BB                       9.72%   $12.8
B                        1.20%    $1.6
Not Rated                1.99%    $2.6
Direct Placements       17.24%   $22.8
Equities                 1.39%    $1.9
Short-Term Investments   3.48%    $4.6
Other Liabilities       (1.37%)  ($1.8)



Portfolio Performance
As of December 31, 1996

The following graph presents the cumulative net asset value total return for the Fund compared to the Lehman Corporate Bond Index and the Standard & Poor's 500 Index of common stocks (with dividends reinvested). The graph below shows each category's results of what $ 1,000 invested in 1973 would have grown to by the end of 1996 assuming reinvestment of dividends.

[Mountain Graph]

Income Fund             $11,834
Lehman                  $ 8,197
S&P 500                 $16,157

The following table displays the net asset value total return for the Fund on a cumulative basis compared to the Lehman Corporate Bond Index and Standard & Poor's 500 Index of common stocks.

                                1 Yr.     3 Yrs.   5 Yrs.  10 Yrs. 15 Yrs.  24 Yrs.
Lincoln National Income Fund    5.36%    24.10%   53.83%   166.71%  510.61%  1083.41%
Lehman Corporate Bond Index     3.28%    21.30%   45.17%   129.01%  423.02%   719.67%
Standard & Poor's 500*         22.94%    71.29%  102.87%   313.91%  927.35%  1515.65%

Annual Performance of Lincoln National Income Fund vs. Indices


          Income     Lehman   S&P 500                Income    Lehman     S&P 500
           Fund    Corporate   Index                  Fund   Corporate     Index
1973       3.20%     2.28%    -14.69%       1985       17.30%    21.30%    31.73%
1974     -12.60%     0.17%  -26.47%         1986       17.55%    15.62%    18.67%
1975      13.03%    12.30%   37.23%         1987        5.04%     2.29%     5.25%
1976      17.24%    15.59%   23.93%         1988       15.35%     7.58%    16.56%
1977       7.82%     2.99%   -7.13%         1989       17.38%    14.23%    31.63%
1978       7.28%     1.18%    6.58%         1990        1.31%     8.28%    -3.11%
1979      12.92%     2.30%   18.60%         1991       21.34%    16.13%    30.40%
1980      15.37%     3.06%   32.46%         1992        6.96%     7.58%     7.61%
1981       4.73%     7.26%   -4.92%         1993       15.89%    11.03%    10.06%
1982      26.24%    31.10%   21.55%         1994       -7.52%    -3.93%     1.31%
1983      14.67%     7.99%   22.56%         1995       27.35%    22.25%    37.53%
1984      16.88%    15.02%    6.27%         1996        5.36%     3.28%    22.94%

Total Fund Investments
At Market or Fair Values As of December 31,

                                  1996                          1995
                             (000)   % of Total           (000)   % of Total
Public Debt Securities      $104,616        79%          $109,552       80%
Direct Placement Securitie    22,756        17%            22,301       16%
Common Stocks & Warrants         272         0%             1,279        1%
Preferred Stocks               1,570         1%             1,870        1%
Short-Term Investments         4,600         3%             1,998        2%
Partnerships                      50         0%                50        0%
Other Assets/(Liabilities)    (1,810)       -1%               113        0%
       Total Net Assets     $132,054       100%          $137,163      100%


Dividend History

The Fund in its lifetime has distributed common dividends of $27.54 which represents 220.3 percent of its offering price of $12.50 as adjusted for the 1993 common stock split. On February 27, 1992 the Fund changed its policy of retaining long-term capital gains to one of distributing them. Previous year retention's allowed the Fund to grow its assets by $6,490,687 which is net of capital gains tax. The table below shows the common dividend per share history as adjusted for the two-for-one stock split.

                            Annual                        Annual
           Year            Dividend              Year    Dividend
      1975 and Prior        $2.28               1986     $1.17
            1976             0.87               1987      1.52
            1977             0.90               1988      1.23
            1978             0.90               1989      1.17
            1979             0.92               1990      1.18
            1980             0.97               1991      1.15
            1981             1.04               1992      1.68
            1982             1.12               1993      1.77
            1983             1.14               1994      1.28
            1984             1.20               1995      1.32
            1985             1.27               1996      1.46

Tax Information

Income dividends received by a shareholder must be reported for federal income tax purposes as ordinary income. The Fund distributed $ 1.46 per share to common holders for the tax year 1996. Common dividend payments made in April, July, October and mid-January 1997 are taxable in the 1996 tax year.

In accordance with the Tax Reform Act of 1986, regulated investment companies are required to distribute at least 98 percent of their net investment income earned in the calendar year to avoid a 4 percent federal excise tax on undistributed net investment income. Under the act, dividends declared in December, payable to shareholders of record on a date in December and paid before the following February 1, are treated as paid by the Fund and received by the shareholders in December.

The extent to which the following dividend payments qualify (as provided by the Internal Revenue Code and subject to certain limitations set forth therein) for the dividend received deduction for corporations, is shown in the table below.

                                               Common           Preferred
                                               Shareholders    Shareholders
Ordinary Income Dividend Amount Per Share          $1.29          $45.21 *
Long-Term Capital Gains Per Share                  $0.17           $8.10 *
Corporation's Dividend Received Deduction - %   1.085210%       1.085210%
Corporation's Dividend Received Deduction - $  $0.019231        $3.284735

   * Based on 40,000 shares of preferred stock outstanding.

SHAREHOLDER MEETING RESULTS

The Fund had their annual Shareholder meeting on April 19, 1996. Two proposals were presented to shareholders for vote. Proposal I "Election of Directors" and Proposal II "Ratification of the Selection of Auditor". A total of 5,429,671 of Common Stock shares (79.47% of the total outstanding shares) and 34,000 of Variable Term Preferred (VTP) stock shares (85.00% of the total outstanding shares) were voted. The following table highlights the results of the vote.

                               Number of       Number of        Number of
                              Shares Voted     Shares Voted    Shares Voted
                                  FOR            AGAINST        ABSTAINED
Proposal I
Election of Directors-Common Stock
   A. Cepeda                   5,351,636          78,035           ----
   R. Deshaies                 5,360,405          69,266           ----
   C. Freund                   5,357,393          72,278           ----
   T. McMeekin                 5,359,259          70,412           ----
   D. Toll                     5,358,806          70,865           ----
   A. Warner                   5,339,054          90,617           ----
   F. Young                    5,342,612          87,059           ----



Election of Directors-Variable Term Preferred Stock
                R. Burridge       34,000          ----           ----
                A. Cepeda         34,000          ----           ----
                R. Deshaies       34,000          ----           ----
                C. Freund         34,000          ----           ----
                T. Mathers        34,000          ----           ----
                T. McMeekin       34,000          ----           ----
                D. Toll           34,000          ----           ----
                A. Warner         34,000          ----           ----
                F. Young          34,000          ----           ----
Proposal II
Ratification of the Selection of Auditor (Coopers & Lybrand L.L.P.)

                               5,346,255        25,586         57,830

FINANCIAL HIGHLIGHTS
Years Ended December 31,

(Selected data for each share of common stock outstanding throughout the year)

                                       --------------  Year Ending --------------

                                        1996      1995     1994     1993     1992
Net Asset Value, Beginning of Period    $14.22   $12.25   $14.63   $14.18   $14.85
Net Investment Income                     1.44     1.46     1.47     1.56     1.36
Net Realized & Unrealized Gain\(Loss)    (0.41)    2.17    (2.18)    0.92    (0.01)
Total From Investment Operations          1.03     3.63    (0.71)    2.48     1.35

Reduction - Stock Rights Offering         ----     ----    (0.10)    ----     ----
Preferred Stock Underwriting Discounts
and Offering Costs                        ----     ----     ----     ----    (0.23)

Less Distributions:
Dividends from Net Investment Income:
  To Preferred Shareholders              (0.24)   (0.29)   (0.27)   (0.19)   (0.08)
  To Common Shareholders                 (1.21)   (1.16)   (1.20)   (1.31)   (1.31)

Dividends from Net Realized Gains:
  To Preferred Shareholders              (0.07)   (0.05)   (0.02)   (0.07)   (0.03)
  To Common Shareholders                 (0.26)   (0.16)   (0.08)   (0.46)   (0.37)
              Total Distributions        (1.78)   (1.66)   (1.57)   (2.03)   (1.79)

Net Asset Value, End of Period          $13.47   $14.22   $12.25   $14.63   $14.18
Per Share Market Value, End of Period   $12.50   $13.63   $10.75   $15.00   $14.31
Total Investment Return (based on
  Market Value)                           2.42%   39.07% (19.80%)   17.17%   15.78%

Ratios/Supplemental Data
Net Assets, End of Period (000)       $132,054  $137,163 $123,683 $113,181 $109,466
Ratio-Expenses to Average Net Asset       1.11%    1.14%    1.19%    1.17%    1.00%
Ratio-Net Income to Average Net Asset     7.32%    7.44%    7.31%    6.76%    7.56%
Portfolio Turnover Rate                  22.73%   26.98%   33.64%   43.72%   97.63%

 (  )  Denotes deduction

Shares outstanding and per share amounts for 1993 and prior are restated for two for one stock split effective October 15, 1993.





The accompanying notes are an integral part of the financial statements.

                                          ------------  Year Ending -------------

                                          1991     1990     1989     1988     1987
Net Asset Value, Beginning of Period     $13.40   $14.44   $13.35   $12.83   $13.68
Net Investment Income                      1.15     1.17     1.15     1.16     1.21
Net Realized & Unrealized Gain\(Loss)      1.45    (1.03)    1.11     0.59    (0.54)
 Total From Investment Operations          2.60     0.14     2.26     1.75     0.67

Reduction - Stock Rights Offering          ----     ----     ----     ----     ----
Preferred Stock Underwriting Discounts
 and Offering Costs                        ----     ----     ----     ----     ----

Less Distributions:
Dividends from Net Investment Income:
  To Preferred Shareholders                ----     ----     ----     ----     ----
  To Common Shareholders                  (1.15)   (1.18)   (1.16)   (1.16)   (1.52)

Dividends from Net Realized Gains:
  To Preferred Shareholders                ----     ----     ----     ----     ----
  To Common Shareholders                   ----     ----    (0.01)   (0.07)    ----
              Total Distributions         (1.15)   (1.18)   (1.17)   (1.23)   (1.52)

Net Asset Value, End of Period           $14.85   $13.40   $14.44   $13.35   $12.83

Per Share Market Value, End of Period    $13.81   $11.88   $12.94   $11.88   $11.50
Total Investment Return (based on
  Market Value)                           25.96%    0.87%   18.80%   13.96%    1.13%

Ratios/Supplemental Data
Net Assets, End of Period (000)         $72,752  $65,652  $70,740  $65,383  $62,870
Ratio - Expenses to Average Net Asset      0.97%    0.97%    0.96%    0.97%    0.93%
Ratio - Net Income to Average Net Asset    8.05%    8.49%    8.04%    8.43%    8.93%
Portfolio Turnover Rate                   15.07%   28.85%   44.46%   63.39%   46.71%



 (  )  Denotes deduction







The accompanying notes are an integral part of the financial statements.

Statement of Net Assets
As of December 31, 1996

                                                     Par                   Market or
Investments-Notes A & B                             Amount       Cost      Fair Value

Public Debt Securities (79.2%)
ADT Operations Inc.
  8.25% Senior Notes, 8/1/00                       $250,000     $250,000     $260,945
Airplanes Pass Through Trust
  10.875% Subordinated Bond Series 1, 3/15/19       250,000      256,562      280,075
AK Steel Corporation
  10.75% Guaranteed Senior Note, 4/1/04             250,000      251,250      273,125
AllState Corporation
  7.50% Debenture, 6/15/13                        1,000,000      911,180    1,015,560
AMR Corporation
  10.00% Bond, 4/15/21                            1,000,000    1,028,860    1,232,430
American Airlines 1988-A Grantor Trusts
  9.83% Equipment Note Pass Through
   Certificates Series 1988-A3, 1/1/02            1,235,286    1,235,286    1,329,785
Ametek Inc.
  9.75% Senior Notes, 3/15/04                       250,000      264,063      266,563
Banc One Corporation
  9.875% Subordinated Notes, 3/1/09               1,000,000    1,152,890    1,211,720
BankAmerica Corporation
  10.00% Subordinated Notes, 2/1/03               1,000,000    1,183,100    1,153,260
Black & Decker Corporation
  8.91% Medium Term Note, 1/21/02                   500,000      542,425      544,345
Blount Inc.
  9.00% Senior Subordinated Notes, 6/15/03          500,000      516,250      511,250
BVPS II Funding Corporation
  8.33% Collateralized Lease Bond, 12/1/07        1,490,000    1,536,279    1,468,976
Capital Cities/ABC Inc.
  8.875% Senior Notes, 12/15/00                   1,000,000    1,006,630    1,080,240
Caterpillar Inc.
  6.00% Debenture, 5/1/07                         1,000,000      889,037      922,440
Cemex SA
  10.00% Eurobond Medium-Term Note, 11/5/99         250,000      222,500      259,375
Chiquita Brands International Inc.
  9.625% Senior Notes, 1/15/04                      250,000      252,500      258,750
Chrysler Financial Corporation
  9.50% Senior Notes, 12/15/99                    1,000,000    1,120,000    1,082,460
Citicorp Mortgage Securities Inc.
  8.75% REMIC 91-6 Class B, 5/25/21                 500,000      505,703      507,500
Cleveland Electric Illuminating Company
  7.625% First Mortgage Bonds, 8/1/02             1,000,000      961,790      994,730
Coastal Corporation
  9.75% Debenture, 8/1/03                         1,000,000    1,150,890    1,144,980
Coca-Cola Enterprises Inc.
  8.00% Note, 1/4/05                              1,000,000    1,130,150    1,082,020
Commonwealth Edison Company
  8.625% First Mortgage Bonds, 2/1/22             1,000,000      939,620    1,040,420
Compania De Desarrollo Aeropuerto Eldorado SA
  10.19% Senior Note, 5/31/11                       500,000      500,000      536,875
ConAgra Inc.
  7.40% Subordinated Debt Securities, 9/15/04     1,500,000    1,495,140    1,522,665
Connecticut Light & Power Company
  7.25% 1st Refunding Mortgage, 7/1/99            1,000,000    1,003,430    1,004,560
Container Corporation of America
  11.25% Senior Notes Series A, 5/1/04              250,000      258,750      270,625
Cyprus Amax Minerals Company
  7.375% Note, 5/15/07                              500,000      517,255      504,055
Dayton Hudson Corporation
  10.00% Debenture, 1/1/11                        1,000,000    1,248,660    1,222,660
Delta Air Lines Inc.
  9.90% Equipment Trust Certificates
  Series 1988 C, 6/16/02                          1,473,000    1,564,297    1,654,326
Donaldson Lufkin & Jenrette Corp.
  7.71% Mortgage Pass Through Class A, 6/26/25      966,875      981,982      725,156
Dow Capital B.V.
  9.00% Guaranteed Debenture, 5/15/10             1,000,000    1,186,170    1,140,040
Duquesne II Funding Corporation
  8.70% Collateralized Lease Bonds, 6/1/16          990,000      990,000    1,070,002
EI Dupont Nemour
  8.25% Debenture, 1/15/22                        1,000,000    1,097,680    1,039,450

The accompanying notes are an integral part of the financial statements.

                                                     Par                   Market or
                                                    Amount       Cost      Fair Value
Public Debt Securities (continued)
Enron Corporation
  9.50% Senior Fixed Rate Note, 6/15/01           1,000,000    1,141,040    1,106,830
Essex Group Inc.
  10.00% Senior Note, 5/1/03                        250,000      243,125      259,375
Federal Express Corporation - Global
  9.875% Note, 4/1/02                             1,250,000    1,400,000    1,413,350
Federal Home Loan Mortgage Corporation (FHLMC)
  7.80% REMIC Series 46 Class B, 9/15/20          1,065,033      941,598    1,085,204
  7.00% Pass Through Series 7 Class A, 9/17/31      989,508      962,606      958,586
Federal National Mortgage Association (FNMA)
  9.20% Guaranteed REMIC 88-14, 12/25/17            863,855      845,804      883,481
  9.00% Trust Series 265 Class C, 3/1/24            801,436      861,543      836,498
Federated Department Stores
  10.00% Senior Note, 2/15/01                       250,000      250,000      271,300
First Interstate Bancorp
  8.15% Subordinated Notes, 3/15/02               1,000,000    1,000,000    1,018,090
First USA Bank Wilmington Delaware
  7.65% Subordinated Notes, 8/1/03                1,000,000    1,000,000      997,870
Fleet/Norstar Financial Group Inc.
  8.625% Subordinated Note, 1/15/07               1,000,000    1,044,630    1,101,670
Ford Holdings Inc.
  9.25% Guaranteed Notes, 7/15/97                 1,000,000      998,710    1,017,780
General Electric Capital Corporation
  8.75% Notes, 5/21/07                            1,000,000    1,108,350    1,133,130
General Motors Acceptance Corporation
  8.875% Notes, 6/1/10                            1,500,000    1,656,000    1,729,020
Georgia Pacific Corporation
  9.50% Debentures, 5/15/22                       1,500,000    1,551,450    1,652,490
Goldman Sachs Group L.P.
  7.875% Medium Term Notes, 1/15/03                 500,000      523,340      520,625
Government National Mortgage Association (GNMA)
  9.00% Pass-Thru Pool #309771, 8/15/21           1,158,557    1,249,100    1,231,616
  9.00% Pass-Thru Pool #349329, 3/15/23           2,754,545    2,969,773    2,921,939
Greentree Financial Corporation
  8.65% Subordinated Note Class B1, 11/15/19      1,000,000      988,594    1,037,500
HongKong & Shanghai Bank
  5.813% Subordinated Notes, 12/29/49               500,000      408,500      433,000
Houston Lighting & Power  Company
  9.80% Medium Term Note Series B, 2/15/99        1,500,000    1,467,165    1,599,105
INCO LTD
  9.60% Debentures, 6/15/22                       1,000,000    1,084,580    1,102,240
Keystone Group Inc.
  9.75% Senior Secured Notes, 9/1/03                200,000      192,000      217,586
Lehman Brothers Holdings Inc.
  7.375% Senior Notes, 5/15/07                      500,000      522,740      515,070
Lloyds Bank PLC
  6.25% Subordinated Notes, 6/29/49               1,000,000      835,000      892,500
Long Island Lighting Company
  9.75% General Refunding Mortgage, 5/1/21        2,000,000    2,013,290    2,045,980
Louisiana Power & Light Company
  10.67% Waterford Secured Lease, 1/2/17          1,000,000      996,250    1,070,480
Macmillan Bloedel LTD
  8.50% Debentures, 1/15/04                         500,000      523,390      531,995
MARK IV Industries Inc.
  8.75% Senior Subordinated Notes, 4/1/03           250,000      250,000      257,813
McDonnell Douglas Corporation
  9.25% Notes, 4/1/02                             1,000,000    1,142,300    1,118,090
MCI Communications Corporation
  7.50% Senior Notes, 8/20/04                     1,000,000    1,013,020    1,042,900
Mellon Capital I
  7.72% Bonds, Series A  12/1/26                    400,000      400,000      389,500
Merrill Lynch Mortgage Investors Inc.
  10.00% Pass-thru Series 90-A1, 3/15/10            660,255      656,558      719,480
NAL Auto Trust
  7.30% 1996-3 Class A, 12/15/00                    474,707      474,412      474,410
National Westminster Bank PLC
  6.813% Subordinated Notes, 8/29/49              1,000,000      875,000      893,750
Nationsbank Corporation
  8.125% Subordinated Note, 6/15/02               1,000,000      997,500    1,060,300

The accompanying notes are an integral part of the financial statements.

                                                     Par                   Market or
                                                    Amount       Cost      Fair Value
Public Debt Securities (continued)
Nationwide
  9.875% Contingent Surplus Notes, 2/15/25        1,000,000    1,092,350    1,098,770
New England Telephone & Telegraph Company
  9.00% Debentures, 8/1/31                        1,000,000    1,007,300    1,107,650
News America Holdings Inc.
  9.25% Senior Debentures, 2/1/13                 1,000,000    1,110,980    1,116,100
Niagara Mohawk Power Corporation
  9.25% First Mortgage Bonds, 10/1/01               500,000      503,490      510,490
Noram Energy Inc.
  10.00% Debenture, 11/15/19                      1,000,000    1,117,400    1,111,300
Noranda Inc.
  8.00% Yankee Bond, 6/1/03                       1,500,000    1,500,000    1,580,835
NWA Trust
  10.23% Asset-Backed Note Class B, 6/21/14         475,389      559,697      541,659
Nynex Corporation
  9.55% Debenture, 5/1/10                         1,720,561    2,069,938    1,948,002
Olympic Financial LTD
  13.00% Senior Note, 5/1/00                        250,000      253,438      277,500
Oryx Energy Company
  10.00% Debenture, 4/1/01                        1,000,000    1,036,380    1,096,330
PacifiCorp
  8.29% Secured Medium Term Note, 12/30/11        1,000,000    1,000,000    1,104,810
Peco Energy Company
  7.125% 1st Refunding Mortgage Bond, 9/1/02      1,500,000    1,500,375    1,523,550
Pennsylvania Power & Light
  8.50% First Mortgage Bonds, 5/1/22                500,000      534,295      527,560
Pennzoil Company
  10.125% Debentures, 11/15/09                    1,000,000    1,134,440    1,171,130
Progress Capital Holdings LTD
  6.88% Medium Term Note, 8/1/01                  1,000,000    1,000,000    1,001,310
Province de Quebec
  11.00% Yankee Bond, 6/15/15                     1,000,000    1,072,720    1,158,250
Resolution Trust Corporation
  8.80% Mortgage Pass-thru Ser. 92-C1, 8/25/23      426,960      425,767      428,828
RJR Nabisco Inc.
  9.25% Debenture, 8/15/13                        2,000,000    1,830,060    1,994,760
Safeway Stores Inc.
  9.875% Senior Subordinated Debenture, 3/15/07     250,000      274,375      290,118
Scotsman Group Inc.
  9.50% Senior Secured Note, 12/15/00               250,000      232,812      258,125
Sears Roebuck & Company
  10.00% Medium Term Note, 2/3/12                 1,000,000    1,156,840    1,260,730
  9.05% Medium Term Note, 2/6/12                  1,000,000    1,059,380    1,173,000
Sequa Corporation
  8.75% Senior Note, 12/15/01                       250,000      250,937      252,500
Showboat Inc.
  9.25% First Mortgage Bond, 5/1/08                 250,000      212,500      245,000
Sun Inc.
  9.375% Debenture, 6/1/16                        1,000,000    1,182,350    1,057,810
Sweetheart Cup Company
  9.625% Senior Secured Note, 9/1/00                250,000      241,562      257,500
Systems Energy Resources
  7.800% Senior Note, 8/1/00                      1,000,000    1,000,000    1,005,500
Tele-Communications Inc.
  9.25% Debenture, 1/15/23                        2,000,000    1,993,580    1,927,720
Tenet Healthcare Corporation
  10.125% Senior Subordinated Note, 3/1/05          250,000      266,875      276,250
Texas Instruments Inc.
  8.75% Note, 4/1/07                              1,000,000    1,067,180    1,122,720
Texas Utilities Electric Company
  7.375% First Mortgage Bond, 8/1/01              1,000,000      999,375    1,028,700
Time Warner Inc.
  9.125% Senior Note, 1/15/13                      $500,000     $530,840     $541,755
Travelers Inc.
  8.625% Note, 2/1/07                             1,500,000    1,582,140    1,648,215
Turner Broadcasting Systems Inc.
  7.40% Senior Note, 2/1/04                         250,000      249,612      248,752
UNC Inc.
  9.125% Senior Note, 7/15/03                       250,000      250,000      252,813

The accompanying notes are an integral part of the financial statements.

                                                     Par                   Market or
                                                    Amount       Cost      Fair Value
Public Debt Securities (continued)
Union Oil Company of California
  9.75% Guaranteed Note, 12/1/00                  1,000,000    1,119,400    1,106,750
Uniroyal Chemical Co. Inc.
  9.00% Senior Note, 9/1/00                         250,000      236,875      260,625
United Airlines Inc.
  8.70% Pass-thru Trust Series 92-A1, 10/7/08       947,536      944,039    1,005,989
  9.35% Pass-thru Series 92-A, 4/7/16             1,500,000    1,516,845    1,661,565
United Mexican States
  7.64% Bond, 8/6/01                              1,000,000      995,000    1,001,250
Van Kampen Merritt Companies, Inc.
  9.75% Senior Secured Note, 2/15/03                250,000      260,000      266,665
Viacom Inc.
  7.75% Senior Note, 6/1/05                       1,500,000    1,486,985    1,468,935
Virginia Electric & Power Company
  9.35% Medium Term Note Series A, 6/22/98        1,000,000      991,640    1,043,660
Wells Fargo Capital A
  8.13% Bond, 12/1/26                               500,000      521,000      502,150

Total Public Debt Securities                                 102,108,469  104,615,547

                                         Date of
                                         Initial
                                         Purchase
Direct Placement Securities (17.2%)
   Notes A & B

DEBT
Anglo Irish Bank Corporation
  9.10% Notes Series A, 9/30/06           9/30/94  1,000,000    1,000,000    1,094,600
Banco Nacional de Mexico
  7.57% Fixed Rate Senior Certificate    11/15/96    500,000      499,982      500,000
Cambuhy Export Trust
  8.12% Trust Certificates Series 96-1    6/11/96    479,483      479,483      478,821
Centennial Resources Inc.
  13.00% Sr. Subordinated Note, 10/31/03  8/29/96    500,000      499,999      499,999
Coca-Cola Femsa SA DE
  9.40% Convertible Senior Note,8/15/04   8/15/04  1,000,000    1,000,000    1,031,540
Concordia Maritime
  9.29% 1st Preferred Ship Mortgage       4/15/94  1,000,000    1,000,000    1,018,804
Deloitte & Touche LLP
  7.41% Guaranteed Senior Note  10/1/11   9/25/96  1,000,000    1,000,000    1,010,312
Desert Eagle Distributing of El Paso Inc.
  13.00% Sr. Subordinated Notes, 11/1/99   5/7/92  1,750,000    1,529,500    1,750,000
Dow Chemical Co.
  17.25% Certificate of Interest, 1/2/03  3/25/92  1,752,990    1,752,990    2,306,233
Guangdong International Trust & Investment
  8.75% Yankee Bond, 10/24/16            10/17/96    500,000      498,600      523,071
Huron Technologies Corporation
  14.00% Subordinated Note, 5/15/05       2/20/95    550,000      421,667      550,000
Louis Dreyfus Corporation
  8.43% Senior Note, 7/15/01              7/20/94  1,000,000    1,000,000    1,034,409
Murray's Discount Auto Stores, Inc.
  11.00% Sr Subordinated Note, 9/30/03    10/2/95    500,000      478,000      478,000
Nebraska Book Company, Inc.
  12.00% Sr Subordinated Note,8/31/05     8/31/95    500,000      500,000      500,000
New Boston Garden Corporation
  8.45% Sr Secured Note, 9/22/15          9/22/95    974,524      974,524      968,254
Penn Fuel Gas Inc.
  7.51% Senior Note, 4/15/14              5/25/94  1,000,000    1,000,000    1,001,574
Refco Group, LTD
  8.21% Senior Note, 5/16/02              5/08/95  1,000,000    1,000,000    1,027,479
Spectrascan Inc.
  11.25% Sr Subordinated Note, 6/30/06    7/12/96    500,000      490,000      490,000
Stackpole Magnetic Systems, Inc.
  13.50% Sr Subordinated Note, 10/15/05   9/01/95    380,000      351,500      351,500
Steel Technologies Inc.
  8.52% Senior Note, 3/1/05               2/06/95    500,000      500,000      525,790
Suburban Propane L.P.
  7.54% Senior Note, 6/30/11             3/07/96   1,000,000    1,000,000      985,209

The accompanying notes are an integral part of the financial statements.


Direct Placements Securities - Debt (continued)
                                                      Par                   Market or
                                                     Amount       Cost      Fair Value
The Money Store Inc.
  9.00% Senior Note, 3/31/02             2/22/95   1,000,000    1,000,000    1,067,476
United States Playing Card Company
  12.00% Subordinated Note, 11/18/04     11/18/94    500,000      470,000      500,000
West Fraser Mills LTD
  8.44% Guaranteed Senior Note, 6/30/04   4/15/94  1,000,000    1,000,000    1,055,523

           Total Direct Placement Debt                         19,446,245   20,748,594

                                                     Quantity
EQUITIES

Bicycle Holding Inc.   *
  Common Stock                           11/18/94         8       30,000       62,842
Centennial Coal, Inc.   *
  Stock Warrants
    (entitled to purchase 37 shares of common
     stock for $0.01 per share. Expires
     9/01/06)                             8/29/96         1            1            1
Desert Eagle Distributing of El Paso Inc.   *
  Equity Appreciation Rights Certificate
    (entitled to receive the equivalent of the
     purchase price of 87,895 shares of common
     stock on or after 5/1/97)           5/07/92          3      219,426    1,598,647
Desert Eagle Distributing of New Mexico Inc. *
  Equity Appreciation Rights Certificate
    (entitled to receive the equivalent of the
     purchase price of 430 shares of common
     stock on or after 5/1/97)           5/07/92          1        1,074            1
Huron Technologies Corporation   *
  Stock Warrants
    (entitled to purchase 59 shares of common
     stock for $0.06 per share. Expires
     2/20/05)                            2/20/95          1      128,333      128,319
Murray's Discount Auto Stores, Inc.   *
  Stock Warrants
    (entitled to purchase 25 shares of common
    stock for $0.01 per share.Expires    10/02/95         1       22,000       22,000
    8/31/03)
Nebraska Book Company, Inc.   *
  Common Stock                           8/31/95      3,704       37,039       37,039
  Stock Warrants
    (entitled to purchase 7,071 shares of
     common stock for $10 per share. Expires
     8/31/05)                                             1            1            1
PSC, Inc.   *
  Stock Warrants                         07/12/96         1       10,000       10,075
    (entitled to purchase 16,250 shares
     Of common stock for $10 per share.
     Expires 7/12/2006)
Stackpole Magnetic Systems   *
  Stock Warrants
    (entitled to purchase 54,582 shares
     Of common stock for $0.01 per share.
     Expires 9/01/05)                     9/01/95         1       28,500       28,383
  8.00% Cumulative Convertible Preferred  9/01/95   120,000      120,000      120,000

       Total Direct Placement Equities                           596,374    2,007,308

     Total Direct Placement Securities                        20,042,619   22,755,902

                                                  Number of
                                                    Shares
Preferred Stocks (1.2%)

Loewen Group Inc.
  Capital Series A                                   40,000    1,000,000    1,060,000
Salomon Financing Trust I   9.183%
  Guaranteed Preferred Stock                         20,000      500,000      510,000
                Total Preferred Stocks                         1,500,000    1,570,000

                                                                             Market or
                                                     Shares        Cost      Fair Value
Common Stocks (0.2%)
Authorized Distribution Network, Inc.   *            10,945        1,227           153
Paracelsus Healthcare Corporation    *                7,500       62,048        27,188
Steel Dynamics Holdings Inc.    *                    15,992       60,647       244,678
                      Total Common Stocks                           123,922      272,019

Partnerships (0.0%)
MDAS Investors, L.P.                                              50,000        50,000

      Total Long-Term Investments                            123,825,009   129,263,468

                                                     Par
                                                    Amount
Short-Term Investments (3.5%)
Associates Corporation of North America
  7.00%, 1/2/97                                   4,600,000    4,600,000     4,600,000


            Total Investments (101.4%)                      $128,425,009   133,863,468

Excess of Liabilities Over Other Assets (- Note D                          (1,809,811)

Net Assets (100%) - Note E                                                $132,053,657

Net asset value per share of common stock outstanding
($132,053,657 less Variable Term Preferred stock at
liquidation value of $40,000,000 divided by 6,832,195
shares of common stock outstanding) - Note E                                   $13.47









































STATEMENTS OF OPERATIONS

                                          Year Ended         Year Ended
                                         December 31,       December 31,
                                             1996               1995
Investment Income:

Income:
 Interest                                 $11,189,443        $11,264,854
 Dividends                                    131,389            202,283
                        Total Income       11,320,832         11,467,137

Expenses:
 Management Fees - Note C                   1,141,090          1,152,920
 Variable Term Preferred Stock Auction Fe     104,448            110,088
 Director Fees                                 80,750             76,000
 Professional fees                             52,516             47,696
 Printing, stationery, and supplies            22,406             35,923
 Stock Transfer & dividend disbursing fee      24,961             27,838
 Postage and mailing fees                      19,885             24,529
 New York Stock Exchange fee                   16,170             16,630
 Custodian and registrar fees                   4,641              8,130
 Other                                         27,054             20,345
            Total Operating Expenses        1,493,921          1,520,099

                Net Investment Income       9,826,911          9,947,038


Net realized and unrealized gain(loss)
  on investments:

 Net realized gain on investments           2,343,208          1,454,490
 Increase(decrease) in net unrealized
  appreciation of investments              (5,172,687)        13,361,992
 Net Realized & Unrealized Gain(Loss)
           on Investments                  (2,829,479)        14,816,482
Net Increase in Net Assets Resulting
   from Operations                         $6,997,432        $24,763,520



The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                          Year Ended         Year Ended
                                          December 31,       December 31,
                                            1996               1995
Changes from operations:

 Net Investment Income                     $9,826,911         $9,947,038
 Net realized gain on investments           2,343,208          1,454,490
 Increase(Decrease) in Net Unrealized
  appreciation of investments              (5,172,687)        13,361,992
Net Increase in Net Assets Resulting
        from Operations                     6,997,432         24,763,520

Distributions to shareholders from net
   investment income:

 Common Shareholders                       (8,217,231)        (7,910,319)
 Preferred Shareholders                    (1,651,693)        (1,998,934)
 Total Distributions to Shareholders
          from Net Investment Income       (9,868,924)        (9,909,253)

Distributions to shareholders from net
   realized gains:

 Common Shareholders                       (1,757,774)        (1,108,178)
 Preferred Shareholders                      (480,535)          (340,009)
 Total Distributions to Shareholders
          from Net Realized Gains          (2,238,309)        (1,448,187)

Changes from capital shares transactions:

Proceeds from Stock Rights Offering - Note H        0             74,348

Total Increase(Decrease) in Net Assets     (5,109,801)        13,480,428

Net assets at beginning of period         137,163,458        123,683,030
        Net Assets at End of Year  *     $132,053,657       $137,163,458





* Includes undistributed net investment income as of: 1996 - $ 191,136; 1995 - $ 128,250.


The accompanying notes are an integral part of the financial statements

STATEMENTS OF CASH FLOWS


                                          Year Ended         Year Ended
                                         December 31,       December 31,
                                            1996               1995
Operating Activities:
 Interest Received                        $11,274,047        $11,260,282
 Dividends Received                           117,789            202,283
 Operating Expenses Paid                   (1,511,800)        (1,574,681)

Net Cash Provided by Operating Activities   9,880,036          9,887,884

Investing Activities:
 Purchase of investment securities        (30,509,905)       (37,765,009)
 Proceeds from sale of investment
 securities                                33,479,851         37,645,687
 Net proceeds(purchase) of short-term
 investments                               (2,602,334)           757,426

Net Cash Provided by Investing Activities     367,612            638,104

Financing Activities:
 Distributions paid to common and
   preferred shareholders                 (11,134,097)       (10,531,834)


Net Cash Used in Financing Activities     (11,134,097)       (10,531,834)


                     Decrease in Cash        (886,449)            (5,846)

Cash at Beginning of Year                     978,750            984,596
        Cash at End of Year - Note D          $92,301           $978,750


RECONCILIATION OF INCREASE(DECREASE) IN
NET ASSETS RESULTING FROM OPERATIONS TO
NET CASH PROVIDED BY OPERATING ACTIVITIES

Net increase in net assets resulting
   from operations                         $6,997,432        $24,763,520

Reconciling Adjustments:
 Net realized and unrealized (gain)
  loss on investments                       2,829,479        (14,816,482)
 Discount accretion on investment
  securities                                   (6,878)            (6,386)
 Decrease in accrued investment income
   receivable                                  91,483              1,815
 (Increase)decrease in accrued
  dividend receivable                         (13,600)                 0
 Decrease in accrued expenses                 (17,880)           (54,583)
Net Cash Provided by Operating
  Activities                               $9,880,036         $9,887,884

PORTFOLIO of INVESTMENTS BY INDUSTRY CLASSIFICATION
As of December 31, 1996
(Unaudited)

                                   Market or      Percent of
                                   Fair Value     Net Assets
Accounting Firms
Deloitte & Touche LLP                 $1,010,312           0.8%

Aerospace
McDonnell Douglas Corporation          1,118,090
Sequa Corporation                        252,500
UNC Inc.                                 252,813
                                       1,623,403           1.2%
Airline
AMR Corporation                        2,562,215
Delta Air Lines Inc.                   1,654,326
United Airlines Inc.                   2,667,554
                                       6,884,095           5.2%
Bank
Anglo Irish Bank Corporation           1,094,600
Banc One Corporation                   1,211,720
Banco Nacional De Mexico                 500,000
BankAmerica Corporation                1,153,260
First Interstate Bancorp               1,018,090
First USA Bank                           997,870
Fleet/Norstar Group                    1,101,670
HongKong & Shanghai Bank                 433,000
Lloyds Bank PLC                          892,500
Mellon Capital I                         389,500
National Westminster Bank PLC            893,750
Nationsbank Corporation                1,060,300
Wells Fargo Capital A                    502,150
                                      11,248,410           8.5%

Broadcasting/Publishing
Capital Cities/ABC Inc.                1,080,240
News America Holdings Inc.             1,116,100
Turner Broadcasting Inc.                 248,752
                                       2,445,092           1.9%

Brokerage
Goldman Sachs Group                      520,625
Lehman Brothers Holding Inc.             515,070
Refco Group                            1,027,479
Salomon Inc.                             510,000
                                       2,573,174           1.9%

Chemicals
Dow Chemical Co.                       2,306,233
EI Dupont Nemour                       1,039,450
Uniroyal Chemical Co. Inc.               260,625
                                       3,606,308           2.7%

Electrical and Electronics
ADT Operations Inc.                      260,945
MARK IV Industries Inc.                  257,813
PSC Inc.                                  10,075
Spectrascan Inc.                         490,000
Texas Instruments Inc.                 1,122,720
                                       2,141,553           1.6%

Energy
Enron Corporation                     $1,106,830
Peco Energy Company                    1,523,550
Systems Energy Resources               1,005,500
                                       3,635,880           2.8%
Entertainment
Bicycle Holding Inc.                      62,842
New Boston Garden Corporation            968,254
Showboat Inc.                            245,000
Time Warner Inc.                         541,755
United States Playing Card Company       500,000
Viacom Inc.                            1,468,935
                                       3,786,786           2.9%

(Unaudited)

                                   Market or      Percent of
                                   Fair Value     Net Assets
Finance
Chrysler Financial Corporation         1,082,460
Dow Capital                            1,140,040
Duquesne II Funding Corporation        1,070,002
Ford Holdings Inc.                     1,017,780
General Electric Capital Corporation   1,133,130
General Motors Acceptance Corporation  1,729,020
Olympic Financial LTD                    277,500
Progress Capital Holdings LTD          1,001,310
The Money Store                        1,067,476
Van Kampen Merritt Companies, Inc.       266,665
                                       9,785,383           7.4%

Finance - Structured
Airplanes Pass Through Trust             280,075
Citicorp Mortgage Securities Inc.        507,500
DLJ Mortgage Pass-thru                   725,156
Greentree Financial Corporation        1,037,500
Merrill Lynch Mortgage Investors Inc.    719,480
NAL Auto Trust                           474,410
NWA Trust                                541,659
Resolution Trust Corporation             428,828
                                       4,714,608           3.6%
Food and Beverage
Cambuhy Export Trust                     478,821
Chiquita Brands                          258,750
Coca-Cola Enterprises Inc.             1,082,020
Coca-Cola Femsa SA DE                  1,031,540
Conagra Inc.                           1,522,665
Desert Eagle Distributing              3,348,648
RJR Nabisco Inc.                       1,994,760
Safeway Inc.                             290,118
                                      10,007,322           7.6%
Foreign and Foreign Government
Cemex SA                                 259,375
Compania De Desarrollo Aero              536,875
Guangdong International Trust            523,071
Noranda Inc.                           1,580,835
Province de Quebec                     1,158,250
United Mexican States                  1,001,250
                                       5,059,656           3.8%
Forest Products
Macmillan Bloedel LTD                   $531,995
West Fraser Mills LTD                  1,055,523
                                       1,587,518           1.2%

Funeral Homes
Loewen Group Inc.                      1,060,000           0.8%

Government/Government Agency
Federal Home Loan Mortgage Corp.       2,043,790
Federal National Mortgage Association  1,719,979
Government National Mortgage Assoc.    4,153,555
                                       7,917,324           6.0%

Health Care
Paracelsus Healthcare                     27,188
Tenet Healthcare                         276,250
                                         303,438           0.2%
Heavy Machinery
Caterpillar Inc.                         922,440           0.7%

Household Products
Black & Decker Corporation               544,345
Scotsman Group                           258,125
                                         802,470           0.6%
Industrial
Ametek Inc.                              266,563
Blount Inc.                              511,250
Essex Group Inc.                         259,375
                                       1,037,188           0.8%

(Unaudited)

                                   Market or      Percent of
                                   Fair Value     Net Assets
Insurance
AllState Corporation                   1,015,560
Nationwide                             1,098,770
Travelers Inc.                         1,648,215
                                       3,762,545           2.8%

Metals/Mining
Centennial Resources Inc.                500,000
Cyprus Amax Minerals Co.                 504,055
INCO LTD                               1,102,240
                                       2,106,295           1.6%

Miscellaneous
Authorized Distribution Network Inc.         153
Huron Technologies Inc.                  678,319
Keystone Group                           217,586
Louis Dreyfus Corporation              1,034,409
Nebraska Book Company, Inc.              537,040
Stackpole Magnetic Systems               499,883
                                       2,967,390           2.2%

Natural Gas
Coastal Corporation                    1,144,980
Noram Energy Inc.                      1,111,300
Penn Fuel Gas Inc.                     1,001,574
Suburban Propane L.P.                    985,209
                                       4,243,063           3.2%

Paper and Paper Products
Container Corporation of America        $270,625
Sweetheart Cup Company                   257,500
                                         528,125           0.4%

Petroleum
Oryx Energy Company                    1,096,330
Pennzoil Company                       1,171,130
Sun Inc.                               1,057,810
Union Oil Company of California        1,106,750
                                       4,432,020           3.4%
Public Utility
BVPS II Funding Corporation            1,468,976
Cleveland Electric Illuminating Co.      994,730
Commonwealth Edison  Inc.              1,040,420
Connecticut Light & Power              1,004,560
Houston Lighting & Power  Company      1,599,105
Long Island Lighting Company           2,045,980
Louisiana Power & Light Company        1,070,480
Niagara Mohawk Power Corporation         510,490
PacifiCorp                             1,104,810
Pennsylvania Power & Light               527,560
Texas Utilities Electric Company       1,028,700
Virginia Electric & Power Company      1,043,660
                                      13,439,471          10.2%
Retail
Dayton Hudson Corporation              1,222,660
Federated Department Stores              271,300
MDAS Investors Limited Partnership        50,000
Murray's Discount Auto Stores, Inc.      500,000
Sears Roebuck & Company                2,433,730
                                       4,477,690           3.4%
Steel
AK Steel Corporation                     273,125
Steel Dynamics Holdings Inc.             244,678
Steel Technologies                       525,790
                                       1,043,593           0.8%
Telecommunications
MCI Communications Corporation         1,042,900
New England Telephone & Telegraph      1,107,650
Nynex Corporation                      1,948,002
Tele-Communications Inc.               1,927,720
                                       6,026,272           4.6%

(Unaudited)

                                   Market or      Percent of
                                   Fair Value     Net Assets
Transportation
Concordia Maritime                     1,018,804
Federal Express Corporation            1,413,350
Georgia Pacific Corporation            1,652,490
                                       4,084,644           3.1%

 Total Long-Term Investments         129,263,468         97.9%

Notes to Financial Statements

Note A - Summary of Accounting Policies
Lincoln National Income Fund, Inc. (the Fund), is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company, incorporated under the laws of Maryland. Fund shares are listed on the New York
Stock Exchange under the symbol LND.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Investments
Cost represents original cost except in those cases where there is "original-issue discount" as defined by the Internal Revenue
Service, and in those cases the cost figure shown is amortized cost. "Original-issue discount" is being amortized over the period to the next expected call date.

Investments in equity securities traded on a national exchange are valued at their last reported sale price on the date of valuation; equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last reported bid price. Public debt securities and certain direct placement securities, which are traded in a secondary market system for trading restricted securities in reliance upon SEC Rule 144A, are valued at the composite price as determined by a pricing service which uses market transactions as inputs. Short-term investments are stated at cost which approximates market.

Direct placement securities are restricted as to resale. Except for certain direct placement securities traded in a secondary market system for trading restricted securities, direct placement securities have no quoted market values. The amounts shown as fair values for direct placement securities with no available quoted market values represent values approved by the Board of Directors. Many factors are considered in arriving at fair value, including, where applicable, yields available on comparable securities of other issuers; changes in financial condition of the issuer; price at which the security was initially acquired; extent of a private market for the security; period of time before the security becomes freely marketable or becomes convertible; anticipated expense to the Fund of registration or otherwise qualifying the security for public sale; potential underwriting commissions if an underwriting would be required for sale; size of the issue and the proportion held by the Fund; if a convertible security, whether or not it would trade on the basis of its stock equivalent; and existence of merger proposals or tender offers involving the issuer.

The Board of Directors of the Fund is composed, in part, of individuals who are interested persons (as defined in the Investment Company Act of 1940) of the Advisor or affiliated companies. Since the fee paid to the Advisor is affected by the valuation placed on securities held in the Fund's portfolio, valuations are approved by a majority of the Directors who are not interested persons. As of December 31, 1996, the value of all direct placement securities, which totaled $22,755,902 and represents 17.2% of total net assets were approved by directors who are not interested persons. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed.

Income Taxes
It is the intention of the Fund to distribute substantially all net investment income and net realized gains. The Fund therefore qualifies for tax treatment accorded to "regulated investment companies" as defined by the applicable provisions of the Internal Revenue Code. On such basis, under present law, the Fund will not incur any liability for income taxes on the portion of its net investment income and net realized gains distributed to shareholders.

Other
Security transactions are accounted for on the day after the trade date for equity and debt securities. Cost of securities sold is determined on a specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis except for interest in default, or interest deferred by a change in the terms of the loan agreement, which is recorded when received. Distributions to common shareholders are recorded on the ex-dividend date and distributions to preferred shareholders are accrued daily and paid every 28 days. In addition, in the preparation of financial statements management relies on the use of estimates where necessary.

Note B - Investments
Direct placement securities are restricted as to resale because these securities have not been registered with the Securities and Exchange Commission (SEC). The terms under which direct placement securities are acquired, however, sometimes provide for limited registration rights if requested by the security owner. These registration rights usually relate to common stock issued or issuable upon conversion of convertible securities or the exercise of warrants.

The following is a summary of registration rights pertaining to direct placement securities held by the Fund:

           1) Common shares issuable upon conversion of convertible securities or exercise of warrants are entitled to at least one free registration and to certain free
         "piggyback" registration rights.

           2) Warrants owned by the Fund do not carry registration rights.

           3) All debt and preferred securities have no registration rights, but can be sold to other institutional investors after a minimum holding period, subject to certain requirements.


The SEC requires that, as of the date a direct placement security is acquired, the market value of an equivalent unrestricted security of the same company be provided. Since there are no comparable publicly traded securities of any of these companies outstanding, no such comparative values have been provided.

The aggregate cost of investments purchased and the aggregate proceeds from investments sold (exclusive of short-term investments) amounted to $30,511,111 and $33,476,659, respectively, as of December 31, 1996; and $37,538,341 and $36,093,716, respectively as of December 31, 1995.

Note C - Management Fees and Other Transactions with Affiliates Under an agreement between the Fund and Lincoln Investment Management, Inc. (Advisor), the Advisor manages the Fund's investment portfolio, maintains its accounts and records, and furnishes the services of individuals to perform executive and administrative functions of the Fund. In return for these services, the Advisor receives a management fee of .1875% of net assets of the Fund as of the close of business on the last business day of the quarter (.75% on an annual basis) plus 1.5% of the net cash dividends and interest earned and actually received in cash less interest on borrowed funds and dividends paid on the Variable Term Preferred Stock.

Securities regulations of various states in which the Fund has shareholders provide that, if expenses borne by the Fund in any year (including the advisory fee but excluding interest, taxes, brokerage fees and where permitted, extraordinary expenses) exceed certain limitations, the Advisor must reimburse the Fund for any such excess atleast annually and prior to the publication of the Fund's annual report. These expense limitations may be raised or lowered from time to time. The Fund believes the most restrictive expense limitation of state securities commissioners is 2.5% of the Fund's average daily net assets up to $30,000,000; 2% of the next $70,000,000 and 1.5% of average daily net assets in excess of $100,000,000 during the applicable year. During any year, the Advisor will be bound by the most stringent applicable requirements of any state in which the Fund has shareholders. No reimbursement was due as December 31, 1996.

Certain officers and directors of the Fund are also officers or directors of the Advisor. The compensation of unaffiliated directors of the Fund is borne by the Fund.

Note D - Excess of Liabilities over Other Assets
The net asset caption "excess of liabilities over other assets" consisted of the following:

   Cash                                            $92,301
   Accrued interest income receivable            2,605,549
   Accrued dividend income receivable               29,350
   Receivable for investments securities sold       14,447
   Management fee payable                         (285,868)
   Accrued dividends payable - common           (4,235,961)
   Accrued dividends payable - VTP                 (42,000)
   Other - net                                      12,371
                                               ($1,809,811)

Note E - Net Assets
Net assets at December 31, 1996, consisted of the following:

   Preferred Stock, par value $1.00 per share
     (authorized 1,000,000 shares) Variable Term
     Preferred Stock (VTP), issued and outstanding
     40,000 shares, liquidation preference $1,000
     per share                                 $40,000,000
   Common Stock, par value $1.00 per share
     (authorized 10,000,000 shares), issued
     and outstanding 6,832,195 shares            6,832,195
   Proceeds in excess of par value of shares
     issued                                     73,101,180
   Undistributed realized gain on investments,
     net of taxes paid                           6,490,687
   Undistributed net investment income             191,136
   Net unrealized appreciation of investments    5,438,459
                             Total Net Assets $132,053,657

Notes to Financial Statements
    (continued)

Note F - Income Taxes
The cost of investments for federal income tax purposes is the same as for book purposes. At December 31, 1996, the aggregate gross unrealized appreciation on investments was $6,675,556 and the aggregate gross unrealized depreciation was $1,237,097.

Note G - Variable Term Preferred Stock
During August 1992, the Fund issued 40,000 shares of Variable Term Preferred stock (VTP) at an offering price of $1,000 per share. During 1992 the underwriting discount and other expenses incurred in the issuance of the preferred stock aggregated $1,120,016 and were recorded as a reduction of net assets applicable to common shares. Dividends are cumulative from the date of the original issue and reset every 28 days through an auction process. The Articles Supplementary, which establish and fix the rights and preferences of the VTP, places restrictions on the payments of dividends on the Fund's common stock upon non-compliance with certain provisions of the Articles Supplementary, purchase of futures or options, issuance of debt, short sale of securities, mergers, changing the Fund's pricing service and investing in reverse repurchase agreements, and requires the Fund to meet certain asset maintenance tests. The shares of the VTP may be redeemed at the option of the Fund in accordance with the terms of the Articles Supplementary. The mandatory redemption provisions of the Articles Supplementary require the Fund under certain conditions to redeem shares of the VTP if certain asset maintenance tests are not maintained or if credit rating provisions are not met.

During the year ended December 31, 1996, dividend rates have ranged from 5.00% to 5.40% and the average dividend rate was 5.21%.

Note H - Rights Offering
On July 28, 1994, the Fund received proceeds from a three-for-one rights offering. The shares were issued at a price of $ 12.61 per common share which represented 95% of the June 30, 1994, net asset value. The offering was fully subscribed and an additional 1,697,886 common shares were issued on July 28, 1994. The proceeds of $ 21,410,343 were reduced by approximately $ 160,000 of anticipated expenses associated with rights offering. Through September 1995, all expenses associated with this rights offering were paid ($ 85,652). Therefore, the remaining $ 74,348 was added back into the Fund's net assets.

Note I - Unaudited Quarterly Results of Operations
The following is a tabulation of the unaudited quarterly results of operations. Per share data is based on shares outstanding at the end of each quarter:

                                      March 31   June 30    Sept. 30   Dec. 31
1996
Investment Income ($ 000)               $2,828      $2,810    $2,865     $2,818
Net Investment Income ($ 000)            2,448       2,445     2,510      2,424
Net Realized and Unrealized Gain(Loss)
     on Investments ($ 000)             (4,597)       (776)      287      2,257
Per Share Amounts:
   Net Investment Income                  0.36        0.36      0.37       0.35
   Net Realized and Unrealized Gain(Loss)
      on Investments                     (0.67)      (0.11)     0.04       0.33
 1995

Investment Income ($ 000)               $2,822      $2,909    $2,865     $2,871
Net Investment Income ($ 000)            2,463       2,504     2,491      2,489
Net Realized and Unrealized Gain on
     Investments ($ 000)                 4,547       6,510       482      3,277
Per Share Amounts:
   Net Investment Income                  0.36        0.37      0.36       0.37
   Net Realized and Unrealized Gain on
      Investments                         0.67        0.95      0.07       0.48

Report of Independent Accountants

To the shareholders and Board of Directors of Lincoln National
Income Fund, Inc.

We have audited the accompanying statement of net assets of Lincoln National Income Fund, Inc., including the portfolio of investments in securities as of December 31, 1996, and and the related statements of operations, cash flows and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lincoln National Income Fund, Inc. as of December 31, 1996, the results of its operations, cash flows and changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.







/s/ Coopers & Lybrand L.L.P.

Fort Wayne, Indiana
January 29, 1997

Common Stock Market Prices and Net Asset Value History
 (Unaudited)

   1996
                      Market Prices and Volumes                  Net Asset Value
                  High      Low     Close   Volume            High      Low     Close
1st Quarter        $13.875  $12.875  $13.125  304,700       $14.32   $13.82   $13.83
2nd Quarter      13.250   12.375   13.000  239,200           13.88    13.36    13.71
3rd Quarter       13.125   12.125   13.000  275,300          13.74    13.43    13.77
4th Quarter       13.125   12.250   12.500  433,000          14.27    13.47    13.47

   1995

                      Market Prices and Volumes                  Net Asset Value
                   High      Low     Close   Volume            High      Low     Close
1st Quarter       $12.250  $10.625  $12.000  229,000         $13.25   $12.25   $13.19
2nd Quarter       13.000    11.750   12.875  328,000          14.25    13.19    14.14
3rd Quarter       13.000    12.250   12.750  218,100          14.30    13.82    14.22
4th Quarter       14.250    12.500   13.625  277,500          14.54    14.17    14.22

   1994
                    Market Prices and Volumes              Net Asset Value
                  High      Low     Close   Volume       High      Low     Close
1st Quarter     $16.250  $14.750  $15.500  141,500       $14.90   $13.91   $13.91
2nd Quarter      16.000   13.250   13.370  328,900        13.80    13.27    13.27
3rd Quarter       13.375   11.375   12.250  323,400        13.35    12.75    12.75
4th Quarter       12.250   10.750   10.750  214,600        12.76    12.25    12.25


Shares are listed on the New York Stock Exchange under the trading symbol LND.

Directors & Officers of the Fund

   Directors              Descriptions of Occupations and Responsibilities

Richard M. Burridge      Chairman, The Burridge Group, Inc.; Director,
                         Cincinnati Financial Corporation, Lincoln
                         National Convertible Securities Fund Inc. and
                         St. Joseph Light and Power Company; Chairman of the Board Fort Dearborn Income Securities, Inc.

Adela Cepeda        President, A.C. Advisory, Inc.; Commissioner,
                    Chicago Public Building Commission; Director,
                    Lincoln National Convertible Securities Fund,
                    Inc.; Director and Vice President, Harvard Club of Chicago.

Roger J. Deshaies        Senior Vice President, Finance, Parkview Health
                         System; Director Lincoln National Convertible
                         Securities Fund, Inc., Hospital Laundry
                         Services, Inc., and Signature Care, Inc.
                         Director and Treasurer, Pine Valley Country
                         Club; Member, Chamber of Commerce Finance
                         Committee.

Charles G. Freund        Chairman Emeritus of the Board of Directors,
                         Success National Bank at Lincolnshire;
                         Director, Mathers Fund, Inc., Lincoln National
                         Convertible Securities Fund, Inc.

Thomas N. Mathers        Director, Lincoln National Convertible
                         Securities Fund, Inc.; Vice President and
                         Director, OFC Meadowood Retirement Community.

H. Thomas McMeekin       Executive Vice President and Chief Investment
                         Officer, Lincoln National Corporation;
                         President and Director, Lincoln Investment
                         Management Inc. and Lincoln National
                         Convertible Securities Fund, Inc.; Director,
                         The Lincoln National Life Insurance Company,
                         Lincoln National Investment Companies, Inc.,
                         Delaware Management Holdings, Inc., Lynch &
                         Mayer, Inc. and Vantage Global Advisors, Inc.

Daniel R. Toll      Director, Brown Group, Inc.; A.P. Green
                    Industries, Inc., Kemper National Insurance
                    Company, Lincoln National Convertible
                    Securities Fund,Inc., NICOR, Inc., and
                    Mallinckrodt Group Inc.

Ann L. Warner       Senior Vice President and Director Portfolio
                    Management, Lincoln Investment Management, Inc;
                    Director, Lincoln National Convertible
                    Securities Fund, Inc.

Fred J. Young       President, United Wealth Watchers of America;
                    Director, Lincoln National Convertible
                    Securities Fund, Inc.


    Officers

H. Thomas McMeekin President
David A. Berry     Vice President
David C. Fischer   Vice President
David G. Humes     Vice President, Controller
Harold McElraft    Vice President, Treasurer
Ann L. Warner      Vice President
C. Suzanne Womack  Secretary

Corporate Information

Dividend Disbursing Agent, Transfer Agent and Reinvestment Plan Agent
Boston EquiServe L.P.
Investor Relations
P.O. Box 8200
Boston, MA  02266-8200
1-800-730-6001

Investment Advisor
Lincoln Investment Management, Inc.
200 East Berry Street
Fort Wayne, IN  46802
(219) 455-2210

Independent Accountants
Coopers & Lybrand L.L.P.
490 Lincoln Tower
Fort Wayne, IN  46802

Stock Exchange
The Fund's stock is traded on the New York Stock Exchange (NYSE) under the trading symbol of LND.

Automatic Dividend Reinvestment Plan
Any registered shareholder of Lincoln National Income Fund, Inc. may participate in the Automatic Dividend Reinvestment Plan (the Plan). If you are a beneficial owner whose shares are registered in the name of another (e.g., in a broker's "street name") and desires to participate in the Plan, you must become a registered holder by transferring the shares to your name.

To participate in the Plan, you must complete and forward an authorization card to the Plan agent. This card authorizes the Plan agent to receive your dividends and other distributions from the Fund in additional shares of common stock. The additional shares will be issued by the Fund, if the net asset value per share is equal to or lower than the market price of the Fund's Common Stock plus brokerage commissions. If the net asset value per share is higher than the market price of the Fund's Common Stock plus brokerage commissions, the additional shares will be purchased in the open market and the cost of the brokerage commissions will be charged to each participant on a pro-rata basis. The Plan also allows the Plan agent to accept optional cash contributions. Each optional cash contribution by a participant must be not less than $100 and not more than $3,000 per dividend period and must be received by the Plan agent not less than five business days and no more than thirty days prior to the dividend payment date.

Shares will be held by Boston EquiServe, the Plan agent. You will receive a statement each time shares are distributed by the Fund or purchased for you.

There is no direct charge for Plan participation. The administrative costs of the Plan are borne by the Fund.

If your dividends and other distributions are reinvested, they will be subject to capital gains and income taxes as if they were paid to you in cash.

You may terminate your participation in the Plan at any time by giving written notice to the Plan agent.

For additional information on the Plan, please write Boston EquiServe, P.O. Box 8200 Boston, MA 02266-8200 or call 1-800-730-6001.